                                                         EXHIBIT 3.1


                      CERTIFICATE  OF  INCORPORATION

                                   OF

                          UNIFIED HOLDINGS, INC.


      1.    The name of the corporation is:

                          UNIFIED HOLDINGS, INC.
      2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.
      3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
      4. The total number of shares of stock which the corporation shall have authority to issue is Three Thousand (3,000) all of such shares shall be without par value.
      5. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by written ballot.
      6.    The name and mailing address of the incorporator is:

                                        M. C. Kinnamon
                                        Corporation Trust Center
                                        1209 Orange Street
                                        Wilmington Delaware  19801

      7. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

      I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 7th day of December, 1989.



      /s/ M. C. Kinnamon
      -------------------
      M. C. Kinnamon

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                              UNIFIED HOLDINGS, INC.

                         ===============================

Unified Holdings, Inc., (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "General Corporation Law"), does hereby certify:

FIRST: That on December 29, 1993, resolutions were duly adopted by the Board of Directors of the Company with respect to an amendment to the Company's Certificate of Incorporation, as follows:

    RESOLVED, that Article 4 of the Certificate of Incorporation of the Company hereby is deleted in its entirety and replaced with the following provision:

    4. The authorized capital stock of the corporation shall consist of (a) One Million (1,000,000) shares of Preferred Stock, par value $0.01 per share; and (b) Three Thousand (3,000) shares of Common Stock, without par value. The Board of Directors, by adoption of an authorizing resolution, may cause Preferred Stock to be issued from time to time in one or more series. The Board of Directors, by adoption of an authorizing resolution, may with regard to the shares of any series of Preferred Stock:

    (i)            Fix the distinctive serial designation of the shares;
    (ii)           Fix the dividend rate, if any;
    (iii) Fix the date from which dividends on shares issued before the date for payment of the first dividend shall be cumulative, if any;
    (iv)           Fix the redemption price and terms of redemption, if any;
    (v) Fix the amounts payable per share in the event of dissolution or liquidation of the corporation, if any;
    (vi) Fix the terms and amounts of any sinking fund to be used for the purchase or redemption of shares, if any;
    (vii) Fix the terms and conditions under which the shares may be converted, if any;
    (viii) Provide whether such shares shall be non-voting, or shall have full or limited voting rights, and the rights, if any, of such shares to vote as a class on some or all matters on which such shares may be entitled to vote; and

    (ix) Fix such other preferences, qualifications, limitations, restrictions and special or relative rights not required by law."

SECOND: That the foregoing plan for conversion of outstanding shares was approved, in accordance with Section 228 of the General Corporation Law, by written consent of holders of the common stock of the Company (being the only class of stock of the Company outstanding) having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and that written notice has been given as provided in such Section.

THIRD:   That the foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.

FOURTH: That this Certificate of Amendment shall become effective upon the filing thereof with the Secretary of State of the State of Delaware pursuant to the provision of Section 103(d) of the General Corporation Law.

IN WITNESS WHEREOF, said Unified Holdings, Inc. has caused this certificate to be signed and attested by its duly authorized officers and its corporate seal affixed hereto this 31st day of December, 1993.

UNIFIED HOLDINGS, INC.
   BY:  /s/ Lynn E. Wood
        ------------------------
        Lynn E. Wood, President


ATTEST:
        /s/ Janice Hayles
        ------------------------
        U.C.L.C.

                   CERTIFICATE OF DESIGNATIONS, PREFERENCES,
                             AND RELATIVE RIGHTS,
                        QUALIFICATIONS, LIMITATIONS AND
                                 RESTRICTIONS
                                    OF THE
                    SERIES A 8% CUMULATIVE PREFERRED STOCK
                                      OF
                            UNIFIED HOLDINGS, INC.

                            -----------------------

                    Pursuant to Section 151 of the General
                   Corporation Law of the State of Delaware

                            -----------------------


            Unified Holdings, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, certifies as follows:

            FIRST: The Certificate of Incorporation of the Corporation authorizes the issuance of 1,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), and, further, authorizes the Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the unissued shares of Preferred Stock not then allocated to any series of Preferred Stock into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain powers, preferences and relative participating, optional or other special rights and qualifications, limitations and restrictions of the shares of each series so established.

            SECOND: By unanimous written consent of the Board of Directors of the Corporation dated December 29, 1993, the following resolution was adopted setting forth the designations, powers, preferences and rights, and the qualifications, limitations or restrictions of a certain series of said Preferred Stock:

            RESOLVED: Pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors designates 10,000 shares of the Preferred Stock as Series A 8% Cumulative Preferred Stock (the "Series A Preferred Stock"). The designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of the Series A Preferred Stock of the Corporation shall be as follows:

            1.    Definitions.
                  -----------

            As used herein, the following terms shall have the respective meanings ascribed to them:

            "Board" shall mean the Board of Directors of the Corporation.

            "Business Day" shall mean any day which is not a Saturday or a Sunday or a day on which banks are permitted to close in St. Louis, Missouri.
If any action otherwise required hereunder is scheduled for a day other than a Business Day, then such action may be taken on the next successive Business Day.

            "Common Stock" shall mean the Common Stock of the Corporation, without par value.

            "Corporation" shall mean Unified Holdings, Inc., a Delaware corporation.

            "Dividend Reference Date" shall mean the 25th day of January, April, July and October of each year commencing April 25, 1994, and continuing through and including January 25, 2014.

            "GCL" shall mean the General Corporation Law of the State of Delaware, as amended.

            "Junior Security" shall mean any equity security of any kind which the Corporation shall at any time issue or be authorized to issue other than the Series A Preferred Stock, including but not limited to the Series B Preferred Stock.

            "Liquidation Value" of any share of Series A Preferred Stock as of any particular date shall be equal to the sum of (i) the Stated Value plus
                                                                     -----
(ii) an amount equal to any accrued and unpaid dividends on such share.

            "Payment Default" shall mean (i) any time at which the aggregate unpaid dividends on both the Series A Preferred Stock and the Series B Preferred Stock equal or exceed two (2) times the amount of the then regular quarterly dividend payment with respect to all then outstanding shares of each of such series of Preferred Stock, and (ii) any time after January 25, 2014, until the Corporation has redeemed all shares of Series A Preferred Stock as required by paragraph 4(c) hereof.

            "Person" shall mean any individual, partnership, limited partnership, corporation, trust, joint venture, unincorporated organization and a government or any department or agency thereof.

            "Preferred Stock" shall mean the Preferred Stock, par value $0.01 per share, authorized to be issued by the Corporation pursuant to its Certificate of Incorporation.

            "Redemption Date" shall mean (i) the Dividend Reference Date specified in a Redemption Notice for a redemption of shares of Series A Preferred Stock pursuant to paragraph 4(b) hereof, and (ii) January 25, 2014 for a redemption of shares of Series A Preferred Stock pursuant to paragraph 4(c) hereof.

            "Redemption Notice" shall mean the notice specified in paragraph 4(d) below.

            "Series A Preferred Stock" shall mean the Series A 8% Cumulative Preferred Stock established pursuant to this resolution of the Board.

            "Series B Preferred Stock" shall mean the Series B 8% Cumulative Preferred Stock established pursuant to a resolution of the Board adopted concurrently herewith.

            "Sinking Fund" shall mean the sinking fund established by the Corporation pursuant to paragraph 4(a) below.

            "Sinking Fund Payment" shall mean an amount, calculated with respect to each fiscal quarter of the Corporation, equal to the lesser of (a) Applicable Percentage of the aggregate stated value of Series A Preferred Stock and Series B Preferred Stock issued and outstanding as of the end of the fiscal quarter for which such Sinking Fund Payment is being determined, and (b) the Net Account Income determined with respect to such fiscal quarter. The Applicable Percentage shall be 0.04375 (4.375%) with regard to the first and second Sinking Fund Payments, which are due April 25, 1994 and July 25, 1994, respectively;
0.0425 (4.25%) with regard to the third and fourth Sinking Fund Payments, which are due October 25, 1994 and January 25, 1995, respectively; and shall continue to decline by one-eighth of one percentage point (.125%) with regard to each subsequent pair of successive Sinking Fund Payments until it shall become 0.0375 (3.75%) with regard to the Sinking Fund Payments that are due on October 25, 1996 and January 25, 1997. The Applicable Percentage shall be 0.0375 (3.75%) with regard to all Sinking Fund Payments due on or after January 25, 1997. "Net Account Income" shall mean the excess of (i) Gross Account Income, over (ii) Account Expenses. "Gross Account Income" shall mean the sum of (i) the Service Income attributable to Accounts invested from the four Unified Family of Funds and the three Liquid Green Funds into the Quest for Value/Oppenheimer Capital Funds pursuant to certain transactions closing on or about January 23, 1993, and
(ii) forty percent (40%) of the Service Income attributable to any other Accounts (including zero balance Accounts). "Account" or "Accounts" shall mean any customer accounts documented on the records of Management at any time on or between January 1, 1990 and January 31, 1993. "Service Income" shall mean Distribution Assistance Fees (including 12(b)-(1) fees, as may from time to time be amended or recodified by the Securities Exchange Commission) received by Management for services and expenses incurred in connection with the assets transferred pursuant to acquisition agreements executed among the various Unified Funds and Liquid Green Trusts and comparable funds managed by Quest for Value Advisors. Notwithstanding anything to the contrary, Service Income shall not mean or include transfer agency fees, fund accounting fees, administration and compliance fees, brokerage fees, or commissions associated with servicing the Accounts. "Account Expenses" shall mean any commissions or fees due to introducing broker/dealers in connection with any Account.

            "Stated Value" of any share of Series A Preferred Stock shall mean One Hundred Dollars ($100.00).

            2.    Dividends.
                  ---------

            (a)   General Dividend Obligation.  To the extent funds of the
                  ---------------------------
Corporation are legally available therefor, the Board shall declare that the Corporation shall pay to the holders of the Series A Preferred Stock, out of the assets of the Corporation available for the payment of dividends under the GCL, preferential dividends at the times and in the amounts provided for in this paragraph 2 and no more. Dividends shall be paid by mailing the Corporation's good check in the proper amount to each holder of the Series A Preferred Stock to such holder (or the designee of such holder) at such holder's address (or designee's address) as it appears on the Corporation's register on or prior to the due date of each dividend or by transferring funds to such holder (or designee) by wire transfer or otherwise so as to be received by such holder (or designee) on the due date of such dividend.

            (b)   Calculation of Dividends.  Dividends on each share of Series
                  ------------------------
A Preferred Stock shall be calculated cumulatively on a daily basis at the rate and in the manner prescribed herein from (but not including) the date of issuance of such share to and including the date on which the Liquidation Value of such share is paid pursuant to the provisions hereof, whether or not such dividends shall have been declared and whether or not there shall be (at the time such dividends are calculated or become payable or at any other time) profits, surplus or other funds of the Corporation legally available for the payment of dividends. For purposes of this paragraph 2(b), the date on which the Corporation shall initially issue any share of Series A Preferred Stock shall be deemed to be its "date of issuance" regardless of the number of times transfer of such share shall be made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be originally issued to evidence such share (whether by reason of transfer of such share or for any other reason).

            (c)   Dividend Rate and Payment.  Dividends shall be calculated
                  -------------------------
cumulatively (but shall not compound) on a daily basis on each share of Series A Preferred Stock at the rate of eight percent (8.0%) per annum (based on a 365/366-day year) of the Stated Value thereof. Dividends shall be paid to the holders of the shares of Series A Preferred Stock on each Dividend Reference Date commencing March 31, 1994. Each of such dividend payments on each such Dividend Reference Date shall be in an amount equal to the dividends calculated from (but not including) the preceding Dividend Reference Date (or from, but not including, the original date of issuance of the Series A Preferred Stock in the case of the initial Dividend Reference Date). Notwithstanding the foregoing, in no event shall the Corporation be required to pay any such dividend to the extent the payment of such dividend would violate any provision of the GCL. Any dividends not paid on their respective Dividend Reference Dates shall continue to accumulate (and shall not compound) until paid.

            (d)   Distribution of Partial Dividend Payments.  If on any
                  -----------------------------------------
Dividend Reference Date the Corporation shall pay less than the total amount of dividends then calculated on the Series A Preferred Stock, such payment shall be distributed among the holders of the Series A Preferred Stock so that an equal amount shall be paid with respect to each outstanding share.

            3.    Liquidation.  Upon any liquidation, dissolution or winding
                  -----------
up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled, before any distribution or payment is made upon any Junior Securities of the Corporation, to be paid out of the assets of the Corporation available for distribution to its stockholders (whether from capital, surplus or earnings) an amount in cash equal to the aggregate Liquidation Value of all shares of Series A Preferred Stock outstanding, and the holders of the Series A Preferred Stock shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation to be distributed among the holders of the Series A Preferred Stock shall be insufficient to permit payment to the holders of Series A Preferred Stock of the amount which they are entitled to be paid as aforesaid, then the entire remaining assets of the Corporation shall be distributed to the holders of the Series A Preferred Stock ratably based upon the aggregate Liquidation Value of the shares of Series A Preferred Stock held by them. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of the Series A Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining assets of the Corporation may be distributed to the holders of Junior Securities of the Corporation. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the payment and the place where the amounts distributable shall be payable, shall be mailed by the Corporation by certified or registered mail, return receipt requested, not less than thirty (30) days prior to the payment date stated therein, to each record holder of any share of Series A Preferred Stock at the address of such record holder shown on the Corporation's records.
Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale, exchange or transfer by the Corporation of less than substantially all of its assets, nor any reduction of the capital of the Corporation, shall of itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of any of the provisions of this paragraph 3.

            4.    Sinking Fund; Redemption by Corporation.
                  ---------------------------------------

            (a) No later than the 20th day of each January, April, July and October, the Corporation shall transfer and set aside into a separate fund (the "Sinking Fund") an amount of cash equal to the Sinking Fund Payment computed for the fiscal quarter ending on the immediately preceding Dividend Reference Date. The amounts held from time to time in the Sinking Fund shall be used solely for the payment of dividends and the cost of redemption of the Series A Preferred Stock and the Series B Preferred Stock.

            (b) The Corporation may, at its sole option and discretion, redeem on any Dividend Reference Date any whole number of shares of Series A Preferred Stock, provided that (i) all accrued dividends on the Series A Preferred Stock then have been paid, (ii) the balance of the Sinking Fund is sufficient to effect such redemption, and (iii) the Corporation has funds (including the amounts held in the Sinking Fund) legally available to effect such redemption. The price at which such shares of Series A Preferred Stock may be redeemed shall be an amount per share equal to the Liquidation Value. The shares of Series A Preferred Stock which the Corporation elects to redeem pursuant to this paragraph 4(b) shall be redeemed from the holders of such shares on a pro rata basis, based on the number of shares of Series A Preferred Stock owned by each such holder as a proportion of the total number of shares of Series A Preferred Stock then outstanding.

            (c) Subject to paragraph 5 below, the Corporation shall redeem all of the issued and outstanding shares of Series A Preferred Stock on January 25, 2014, at an amount per share equal to the Liquidation Value.

            (d) Not more than sixty (60) days and not less than thirty (30) days prior to any Dividend Reference Date on which the Corporation desires to redeem any shares of Series A Preferred Stock pursuant to paragraph 4(b), the Corporation shall mail to each holder of shares of Series A Preferred Stock a written notice of redemption (the "Redemption Notice") at his post office address last shown on the stock register of the Corporation. The Redemption Notice shall:

                  (i) Identify the number of shares of Series A Preferred Stock which are outstanding and the total number of such shares to be redeemed;

                  (ii) State the date on which such shares are to be redeemed and the Liquidation Value as of such date; and

                  (iii) State that any holder of shares of Series A Preferred Stock to be redeemed shall surrender to the Corporation, in the manner and at the place designated, the certificate or certificates representing the shares of Series A Preferred Stock to be redeemed.

            (e) In connection with a redemption pursuant to paragraph 4(b) or 4(c), the Corporation shall give irrevocable instructions and authority to the appropriate officers of the Corporation to set apart and pay from the Sinking Fund (or any other funds legally available therefor, in the event of a redemption under paragraph 4(c) hereof), on or after the Redemption Date, the Liquidation Value to the respective record holders upon the surrender of their share certificates. In the event less than all of the shares represented by any such certificate are redeemed, the Corporation shall issue a new certificate representing the unredeemed shares. From and after the Redemption Date, the shares of Series A Preferred Stock so redeemed shall no longer be outstanding and dividends shall cease to accrue (except as provided in the last sentence of paragraph 5 below), and the holders thereof shall cease to be stockholders with respect thereto and shall have no further rights regarding the shares so redeemed except the right to receive payment of the Liquidation Value of such shares, without interest, upon surrender of their certificates therefor. Any monies so set apart and unclaimed at the end of two years (or any longer period required by law) from the Redemption Date shall no longer be set aside and shall become unallocated assets of the Corporation, and thereafter the holders of shares who were entitled to such monies shall, subject to applicable laws, look to the Corporation for payment of the Liquidation Value thereof.

            5.    Insufficient Funds.  If on January 25, 2014, the funds of
                  ------------------
the Corporation legally available for a redemption shall be insufficient to redeem all shares of Series A Preferred Stock required to be redeemed under paragraph 4(c) hereof, (whether due to the provisions of the GCL or otherwise), funds to the maximum extent legally available for such purpose shall be utilized by the Corporation to redeem the maximum number of shares of Series A Preferred Stock on such date which may be redeemed from such funds. Such redemption shall be made on a pro rata basis to the holders of shares of Series A Preferred Stock. If, because sufficient funds are not legally available, the Corporation shall fail to redeem all of the issued and outstanding shares of Series A Preferred Stock at such time, the Corporation shall redeem such shares as promptly as practicable after funds are legally available therefor as shown by the Corporation's quarterly or annual financial statements.

            6.  Status of Shares.  Shares of Series A Preferred Stock
                ----------------
redeemed, purchased or otherwise acquired for value by the Corporation, including by redemption in accordance with paragraph 4, shall, after such acquisition, have the status of authorized and unissued shares of Preferred Stock and may be reissued by the Corporation at any time as shares of any series of Preferred Stock.

            7.    Restrictions.
                  ------------

            (a) So long as any Series A Preferred Stock shall be outstanding, the Corporation shall not, except with the written consent of the holders of not less than a majority of the then outstanding shares of Series A Preferred Stock, create any class or series of stock ranking as to payment of dividends or as to liquidation preference, having a priority over or on a parity with the Series A Preferred Stock.

            (b) So long as any Series A Preferred Stock shall remain outstanding, the Corporation shall not, except with the written consent of the holders of not less than a majority of then outstanding shares of Series A Preferred Stock, amend, alter or repeal the Corporation's Certificate of Incorporation (or any certificate amendatory or supplementary thereto) or by-laws in a manner adversely affecting any of the powers, preferences and rights set forth herein.

            (c) So long as any Series A Preferred Stock shall remain outstanding, no dividend shall be declared or paid, nor shall any other distribution (including but not limited to a distribution in redemption) be made, upon any Junior Securities by the Corporation, except (i) distributions pursuant to the written consent of the holders of not less than a majority of all then outstanding shares of Series A Preferred Stock, and (ii) distributions in redemption of outstanding shares of Series B Preferred Stock, provided that immediately following such redemption of shares of Series B Preferred Stock, the ratio of the number of shares of Series B Preferred Stock outstanding after such redemption to the maximum number of shares of Series B Preferred Stock that were outstanding at any time will be equal to or greater than the ratio of the number of shares of Series A Preferred Stock then outstanding to the maximum number of shares of Series A Preferred Stock that were outstanding at any time. Notwithstanding the immediately preceding sentence, in no event shall the Corporation pay any dividend or make any other distribution upon any Junior Securities unless all dividends and other payments (including but not limited to redemption payments) theretofore required to be paid by the Corporation with respect to the Series A Preferred Stock have been paid in full.

            8.  Voting Rights.
                -------------

            (a) Except as otherwise expressly provided herein or as required under Delaware law, the holders of shares of Series A Preferred Stock shall not be entitled to vote on matters coming before the stockholders of the Corporation.

            (b) At such time as there occurs a Payment Default, and thereafter at each annual and special meeting (or action by written consent in lieu of a meeting) of stockholders of the Corporation during which a Payment Default continues to exist, the holders of Series A Preferred Stock shall be entitled to vote on all matters coming to the attention of the stockholders of the Corporation, such shares to be voted together with the holders of the Common Stock, and not as a class. Such voting right shall continue until no dividend arrearages exist with respect to the Series A Preferred Stock or the Series B Preferred Stock and dividends on both the Series A Preferred Stock and the Series B Preferred Stock have been timely paid in full for two consecutive quarters (or if such voting right occurs as a result of the Corporation's failure to redeem the Series A Preferred Stock on January 25, 2014 then until all shares of Series A Preferred Stock have been redeemed). The number of votes per share of Series A Preferred Stock which the holder thereof shall be entitled to cast at any time during the continuance of a Payment Default shall be equal to (i) two (2) times the number of votes represented by all then outstanding
               -----
Junior Securities having voting rights, divided by (ii) the sum of the number
                                        ----------
of outstanding shares of Series A Preferred Stock and the number of outstanding shares of Series B Preferred Stock.

            (c) No vote or consent of the holders of the Series A Preferred Stock shall be required for the authorization (including an increase in the authorized number of shares of any Junior Securities) or issuance of any Junior Securities of the Corporation; provided, however, that the Corporation shall not issue any Junior Securities which have class voting rights beyond those required by law, except upon the prior written consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

            9.    Closing of Books.  The Corporation will not close its books
                  ----------------
against the transfer of any share of Series A Preferred Stock.

            10.   Registration of Transfer.  The Corporation shall keep at its
                  ------------------------
principal office in the State of Indiana (or at such other place as the Corporation reasonably designates) a register for the registration of shares of Series A Preferred Stock. Upon the surrender of any certificate representing shares of Series A Preferred Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares of Series A Preferred Stock represented by the surrendered certificate (and the Corporation forthwith shall cancel such surrendered certificate), subject to the requirements of applicable securities laws. Each such new certificate shall be registered in such name and shall represent such number of shares of Series A Preferred Stock as shall be requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate; and dividends shall be calculated cumulatively on a daily basis on the shares of Series A Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on the shares represented by the surrendered certificate at the rate and in the manner applicable to such surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the surrendered certificate.

            11.   Replacement.
                  -----------

                  (a) Upon receipt of evidence reasonably satisfactory to the Corporation of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series A Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity and/or a bond reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series A Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, on which dividends shall be calculated cumulatively on a daily basis from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate at the rate and in the manner applicable to such certificate.

                  (b) The term "outstanding" when used herein with reference to shares of Series A Preferred Stock as of any particular time shall not include any such shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation in accordance with paragraph 10 or this paragraph 11, but shall include only those shares represented by such new certificate.

            12.   Amendment and Waiver.  No amendment, modification or waiver
                  --------------------
of any provision hereof shall extend to or affect any obligation not expressly amended, modified or waived or impair any right consequent thereon. No course of dealing, and no failure to exercise or delay in exercising any right, remedy, power of privilege granted hereby shall operate as a waiver, amendment or modification of any provision hereof.

            IN WITNESS WHEREOF, Unified Holdings, Inc. has caused this Certificate to be signed by its President this 31 day of December, 1993.


                                       UNIFIED HOLDINGS, INC.



                                       By:  /s/ Lynn E. Wood
                                            ------------------------
                                            President

                                   Attest:  /s/ Janice Hayles
                                            ------------------------
                                            Janice Hayles, Secretary

                   CERTIFICATE OF DESIGNATIONS, PREFERENCES,
                             AND RELATIVE RIGHTS,
                        QUALIFICATIONS, LIMITATIONS AND
                                 RESTRICTIONS
                                    OF THE
                    SERIES B 8% CUMULATIVE PREFERRED STOCK
                                      OF
                            UNIFIED HOLDINGS, INC.

                            -----------------------

                    Pursuant to Section 151 of the General
                   Corporation Law of the State of Delaware

                            -----------------------


            Unified Holdings, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, certifies as follows:

            FIRST: The Certificate of Incorporation of the Corporation authorizes the issuance of 1,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), and, further, authorizes the Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the unissued shares of Preferred Stock not then allocated to any series of Preferred Stock into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain powers, preferences and relative participating, optional or other special rights and qualifications, limitations and restrictions of the shares of each series so established.

            SECOND: By unanimous written consent of the Board of Directors of the Corporation dated December 29, 1993, the following resolution was adopted setting forth the designations, powers, preferences and rights, and the qualifications, limitations or restrictions of a certain series of said Preferred Stock:

            RESOLVED: Pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors designates 10,000 shares of the Preferred Stock as Series B 8% Cumulative Preferred Stock (the "Series B Preferred Stock"). The designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of the Series B Preferred Stock of the Corporation shall be as follows:

            1.    Definitions.
                  -----------

            As used herein, the following terms shall have the respective meanings ascribed to them:

            "Board" shall mean the Board of Directors of the Corporation.

            "Business Day" shall mean any day which is not a Saturday or a Sunday or a day on which banks are permitted to close in St. Louis, Missouri.
If any action otherwise required hereunder is scheduled for a day other than a Business Day, then such action may be taken on the next successive Business Day.

            "Common Stock" shall mean the Common Stock of the Corporation, without par value.

            "Corporation" shall mean Unified Holdings, Inc., a Delaware corporation.

            "Dividend Reference Date" shall mean the last day of January, April, July and October of each year commencing April 25, 1994, and continuing through and including January 25, 2014.

            "GCL" shall mean the General Corporation Law of the State of Delaware, as amended.

            "Junior Security" shall mean any equity security of any kind which the Corporation shall at any time issue or be authorized to issue other than the Series A Preferred Stock and the Series B Preferred Stock.

            "Liquidation Value" of any share of Series B Preferred Stock as of any particular date shall be equal to the sum of (i) the Stated Value plus
                                                                      ----
(ii) an amount equal to any accrued and unpaid dividends on such share.

            "Payment Default" shall mean (i) any time at which the aggregate unpaid dividends on both the Series A Preferred Stock and the Series B Preferred Stock equal or exceed two (2) times the amount of the then regular quarterly dividend payment with respect to all then outstanding shares of each of such series of Preferred Stock, and (ii) any time after January 25, 2014, until such time as the Corporation has redeemed all shares of Series B Preferred Stock as required by paragraph 4(c) hereof.

            "Person" shall mean any individual, partnership, limited partnership, corporation, trust, joint venture, unincorporated organization and a government or any department or agency thereof.

            "Preferred Stock" shall mean the Preferred Stock, par value $0.01 per share, authorized to be issued by the Corporation pursuant to its Certificate of Incorporation.

            "Redemption Date" shall mean (i) the Dividend Reference Date specified in a Redemption Notice for a redemption of shares of Series B Preferred Stock pursuant to paragraph 4(b) hereof, and (ii) January 25, 2014 for a redemption of shares of Series B Preferred Stock pursuant to paragraph 4(c) hereof.

            "Redemption Notice" shall mean the notice specified in paragraph 4(d) below.

            "Series A Preferred Stock" shall mean the Series A 8% Cumulative Preferred Stock established pursuant to a resolution of the Board adopted concurrently herewith.

            "Series B Preferred Stock" shall mean the Series B 8% Cumulative Preferred Stock established pursuant to this resolution of the Board.

            "Sinking Fund" shall mean the sinking fund established by the Corporation pursuant to paragraph 4(a) below.

            "Sinking Fund Payment" shall mean an amount, calculated with respect to each fiscal quarter of the Corporation, equal to the lesser of (a) Applicable Percentage of the aggregate stated value of Series A Preferred Stock and Series B Preferred Stock issued and outstanding as of the end of the fiscal quarter for which such Sinking Fund Payment is being determined, and (b) the Net Account Income determined with respect to such fiscal quarter. The Applicable Percentage shall be 0.04375 (4.375%) with regard to the first and second Sinking Fund Payments, which are due April 25, 1994 and July 25, 1994, respectively;
0.0425 (4.25%) with regard to the third and fourth Sinking Fund Payments, which are due October 25, 1995 and January 25, 1995, respectively; and shall continue to decline by one-eighth of one percentage point (.125%) with regard to each subsequent pair of successive Sinking Fund Payments until it shall become 0.0375 (3.75%) with regard to the Sinking Fund Payments that are due on October 25, 1996 and January 25, 1997. The Applicable Percentage shall be 0.0375 (3.75%) with regard to all Sinking Fund Payments due on or after January 25, 1997. "Net Account Income" shall mean the excess of (i) Gross Account Income, over (ii) Account Expenses. "Gross Account Income" shall mean the sum of (i) the Service Income attributable to Accounts invested from the four Unified Family of Funds and the three Liquid Green Funds into the Quest for Value/Oppenheimer Capital Funds pursuant to certain transactions closing on or about January 23, 1993, and
(ii) forty percent (40%) of the Service Income attributable to any other Accounts (including zero balance Accounts). "Account" or "Accounts" shall mean any customer accounts documented on the records of Management at any time on or between January 1, 1990 and January 31, 1993. "Service Income" shall mean Distribution Assistance Fees (including 12(b)-(1) fees, as may from time to time be amended or recodified by the Securities Exchange Commission) received by Management for services and expenses incurred in connection with the assets transferred pursuant to acquisition agreements executed among the various Unified Funds and Liquid Green Trusts and comparable funds managed by Quest for Value Advisors. Notwithstanding anything to the contrary, Service Income shall not mean or include transfer agency fees, fund accounting fees, administration and compliance fees, brokerage fees, or commissions associated with servicing the Accounts. "Account Expenses" shall mean any commissions or fees due to introducing broker/dealers in connection with any Account.

            "Stated Value" of any share of Series B Preferred Stock shall mean One Hundred Dollars ($100.00).

            2.    Dividends.
                  ---------

            (a)   General Dividend Obligation.  To the extent funds of the
                  ---------------------------
Corporation are legally available therefor, the Board shall declare that the Corporation shall pay to the holders of the Series B Preferred Stock, out of the assets of the Corporation available for the payment of dividends under the GCL, preferential dividends at the times and in the amounts provided for in this paragraph 2 and no more. Dividends shall be paid by mailing the Corporation's good check in the proper amount to each holder of the Series B Preferred Stock to such holder (or the designee of such holder) at such holder's address (or designee's address) as it appears on the Corporation's register on or prior to the due date of each dividend or by transferring funds to such holder (or designee) by wire transfer or otherwise so as to be received by such holder (or designee) on the due date of such dividend.

            (b)   Calculation of Dividends.  Dividends on each share of Series
                  ------------------------
B Preferred Stock shall be calculated cumulatively on a daily basis at the rate and in the manner prescribed herein from (but not including) the date of issuance of such share to and including the date on which the Liquidation Value of such share is paid pursuant to the provisions hereof, whether or not such dividends shall have been declared and whether or not there shall be (at the time such dividends are calculated or become payable or at any other time) profits, surplus or other funds of the Corporation legally available for the payment of dividends. For purposes of this paragraph 2(b), the date on which the Corporation shall initially issue any share of Series B Preferred Stock shall be deemed to be its "date of issuance" regardless of the number of times transfer of such share shall be made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be originally issued to evidence such share (whether by reason of transfer of such share or for any other reason).

            (c)   Dividend Rate and Payment.  Dividends shall be calculated
                  -------------------------
cumulatively (but shall not compound) on a daily basis on each share of Series B Preferred Stock at the rate of eight percent (8.0%) per annum (based on a 365/366-day year) of the Stated Value thereof. Dividends shall be paid to the holders of the shares of Series B Preferred Stock on each Dividend Reference Date commencing April 25, 1994. Each of such dividend payments on each such Dividend Reference Date shall be in an amount equal to the dividends calculated from (but not including) the preceding Dividend Reference Date (or from, but not including, the original date of issuance of the Series B Preferred Stock in the case of the initial Dividend Reference Date). Notwithstanding the foregoing, in no event shall the Corporation be required to pay any such dividend to the extent the payment of such dividend would violate any provision of the GCL. Any dividends not paid on their respective Dividend Reference Dates shall continue to accumulate (and shall not compound) until paid.

            (d)   Distribution of Partial Dividend Payments.  If on any
                  -----------------------------------------
Dividend Reference Date the Corporation shall pay less than the total amount of dividends then calculated on the Series B Preferred Stock, such payment shall be distributed among the holders of the Series B Preferred Stock so that an equal amount shall be paid with respect to each outstanding share.

            3.    Liquidation.  Upon any liquidation, dissolution or winding
                  -----------
up of the Corporation, whether voluntary or involuntary, the holders of the Series B Preferred Stock shall be entitled, after all liquidating distributions have been made with respect to the then outstanding shares of Series A Preferred Stock and before any distribution or payment is made upon any Junior Securities of the Corporation, to be paid out of the assets of the Corporation remaining available for distribution to its stockholders (whether from capital, surplus or earnings) an amount in cash equal to the aggregate Liquidation Value of all shares of Series B Preferred Stock outstanding, and the holders of the Series B Preferred Stock shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation to be distributed among the holders of the Series B Preferred Stock, after all liquidating distributions have been made with respect to the then outstanding shares of Series A Preferred Stock, shall be insufficient to permit payment to the holders of Series B Preferred Stock of the amount which they are entitled to be paid as aforesaid, then the entire remaining assets of the Corporation shall be distributed to the holders of the Series B Preferred Stock ratably based upon the aggregate Liquidation Value of the shares of Series B Preferred Stock held by them. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of the Series B Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining assets of the Corporation may be distributed to the holders of Junior Securities of the Corporation. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the payment and the place where the amounts distributable shall be payable, shall be mailed by the Corporation by certified or registered mail, return receipt requested, not less than thirty (30) days prior to the payment date stated therein, to each record holder of any share of Series B Preferred Stock at the address of such record holder shown on the Corporation's records.
Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale, exchange or transfer by the Corporation of less than substantially all of its assets, nor any reduction of the capital of the Corporation, shall of itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of any of the provisions of this paragraph 3.

            4.    Sinking Fund; Redemption by Corporation.
                  ---------------------------------------

            (a) No later than the 20th day of each January, April, July and October, the Corporation shall transfer and set aside into a separate fund (the "Sinking Fund") an amount of cash equal to the Sinking Fund Payment computed for the fiscal quarter ending on the immediately preceding Dividend Reference Date. The amounts held from time to time in the Sinking Fund shall be used solely for the payment of dividends and the cost of redemption of the Series A Preferred Stock and the Series B Preferred Stock.

            (b) The Corporation may, at its sole option and discretion, redeem on any Dividend Reference Date any whole number of shares of Series B Preferred Stock, provided that (i) all accrued dividends on the Series A Preferred Stock and Series B Preferred Stock then have been paid, (ii) the balance of the Sinking Fund is sufficient to effect such redemption, (iii) immediately following such redemption of shares of Series B Preferred Stock, the ratio of the number of shares of Series B Preferred Stock outstanding after such redemption to the maximum number of shares of Series B Preferred Stock that were outstanding at any time will be equal to or greater than the ratio of the number of shares of Series A Preferred Stock then outstanding to the maximum number of shares of Series A Preferred Stock that were outstanding at any time, and (iv) the Corporation has funds (including the amounts held in the Sinking Fund) legally available to effect such redemption. The price at which such shares of Series B Preferred Stock may be redeemed shall be an amount per share equal to the Liquidation Value. The shares of Series B Preferred Stock which the Corporation elects to redeem pursuant to this paragraph 4(b) shall be redeemed from the holders of such shares on a pro rata basis, based on the number of shares of Series B Preferred Stock owned by each such holder as a proportion of the total number of shares of Series B Preferred Stock then outstanding.

            (c) Subject to paragraph 5 below, the Corporation shall redeem all of the issued and outstanding shares of Series B Preferred Stock on January 25, 2014, at an amount per share equal to the Liquidation Value.

            (d) Not more than sixty (60) days and not less than thirty (30) days prior to any Dividend Reference Date on which the Corporation desires to redeem any shares of Series B Preferred Stock pursuant to paragraph 4(b), the Corporation shall mail to each holder of shares of Series B Preferred Stock a written notice of redemption (the "Redemption Notice") at his post office address last shown on the stock register of the Corporation. The Redemption Notice shall:

                  (i) Identify the number of shares of Series B Preferred Stock which are outstanding and the total number of such shares to be redeemed;

                  (ii) State the date on which such shares are to be redeemed and the Liquidation Value as of such date; and

                  (iii) State that any holder of shares of Series B Preferred Stock to be redeemed shall surrender to the Corporation, in the manner and at the place designated, the certificate or certificates representing the shares of Series B Preferred Stock to be redeemed.

            (e) In connection with a redemption pursuant to paragraph 4(b) or 4(c), the Corporation shall give irrevocable instructions and authority to the appropriate officers of the Corporation to set apart and pay from the Sinking Fund (or any other funds legally available therefor, in the event of a redemption under paragraph 4(c) hereof), on or after the Redemption Date, the Liquidation Value to the respective record holders upon the surrender of their share certificates. In the event less than all of the shares represented by any such certificate are redeemed, the Corporation shall issue a new certificate representing the unredeemed shares. From and after the Redemption Date, the shares of Series B Preferred Stock so redeemed shall no longer be outstanding and dividends shall cease to accrue (except as provided in the last sentence of paragraph 5 below), and the holders thereof shall cease to be stockholders with respect thereto and shall have no further rights regarding the shares so redeemed except the right to receive payment of the Liquidation Value of such shares, without interest, upon surrender of their certificates therefor. Any monies so set apart and unclaimed at the end of two years (or any longer period required by law) from the Redemption Date shall no longer be set aside and shall become unallocated assets of the Corporation, and thereafter the holders of shares who were entitled to such monies shall, subject to applicable laws, look to the Corporation for payment of the Liquidation Value thereof.

            5.    Insufficient Funds.  If on January 25, 2014, the funds of
                  ------------------
the Corporation legally available for a redemption shall be insufficient to redeem all shares of Series B Preferred

Stock required to be redeemed under paragraph 4(c) hereof (whether due to the provisions of the GCL or otherwise), funds to the maximum extent legally available for such purpose shall be utilized by the Corporation, first, to redeem the maximum number of shares of Series A Preferred Stock on such date which may be redeemed from such funds, and second, to redeem the maximum number of shares of Series B Preferred Stock on such date which may be redeemed from such funds. Such redemption shall be made following the redemption of outstanding shares of Series A Preferred Stock and on a pro rata basis to the holders of shares of Series B Preferred Stock. If, because sufficient funds are not legally available, the Corporation shall fail to redeem all of the issued and outstanding shares of Series B Preferred Stock at such time, the Corporation shall redeem such shares as promptly as practicable following the redemption of all outstanding shares of Series A Preferred Stock and after funds are legally available therefor as shown by the Corporation's quarterly or annual financial statements.

            6.  Status of Shares.  Shares of Series B Preferred Stock
                ----------------
redeemed, purchased or otherwise acquired for value by the Corporation, including by redemption in accordance with paragraph 4, shall, after such acquisition, have the status of authorized and unissued shares of Preferred Stock and may be reissued by the Corporation at any time as shares of any series of Preferred Stock.

            7.    Restrictions.
                  ------------

            (a) So long as any Series B Preferred Stock shall be outstanding, the Corporation shall not, except with the written consent of the holders of not less than a majority of the then outstanding shares of Series B Preferred Stock, create any class or series of stock ranking as to payment of dividends or as to liquidation preference, having a priority over or on a parity with the Series B Preferred Stock, except only (i) shares of Series A Preferred Stock, and (ii) shares of any series of Preferred Stock issued in replacement or exchange for outstanding shares of Series A Preferred Stock, provided that the aggregate liquidation preference and the dividend rate of such series is not more than the aggregate liquidation preference and dividend rate of the Series A Preferred Stock immediately prior to such exchange or replacement.

            (b) So long as any Series B Preferred Stock shall remain outstanding, the Corporation shall not, except with the written consent of the holders of not less than a majority of then outstanding shares of Series B Preferred Stock, amend, alter or repeal the Corporation's Certificate of Incorporation (or any certificate amendatory or supplementary thereto) or by-laws in a manner adversely affecting any of the powers, preferences and rights set forth herein.

            (c) So long as any Series B Preferred Stock shall remain outstanding, no dividend shall be declared or paid, nor shall any other distribution (including but not limited to a distribution in redemption) be made, upon any Junior Securities by the Corporation, except distributions pursuant to the written consent of the holders of not less than a majority of all then outstanding shares of Series B Preferred Stock. Notwithstanding the immediately preceding sentence, in no event shall the Corporation pay any dividend or make any other distribution upon any Junior Securities unless all dividends and other payments (including but not limited to redemption payments) theretofore required to be paid by the Corporation with respect to the Series A Preferred Stock and Series B Preferred Stock have been paid in full.

            8.  Voting Rights.
                -------------

            (a) Except as otherwise expressly provided herein or as required under Delaware law, the holders of shares of Series B Preferred Stock shall not be entitled to vote on matters coming before the stockholders of the Corporation.

            (b) At such time as there occurs a Payment Default, and thereafter at each annual and special meeting (or action by written consent in lieu of a meeting) of stockholders of the Corporation during which a Payment Default continues to exist, the holders of Series B Preferred Stock shall be entitled to vote on all matters coming to the attention of the stockholders of the Corporation, such shares to be voted together with the holders of the Common Stock, and not as a class. Such voting right shall continue until no dividend arrearages exist with respect to the Series A Preferred stock or the Series B Preferred Stock and the dividends on both the Series A Preferred Stock and the Series B Preferred stock have been timely paid in full for two consecutive quarters (or if such voting right occurs as a result of the Corporation's failure to redeem the Series B Preferred stock on January 25, 2014, then until all shares of Series B Preferred Stock have been redeemed). The number of votes per share of Series B Preferred Stock which the holder thereof shall be entitled to cast at any time during the continuance of a Payment Default shall be equal to (i) two (2) times the number of votes represented by all then outstanding
               -----
Junior Securities having voting rights, divided by (ii) the sum of the number
                                        ----------
of outstanding shares of Series A Preferred Stock and the number of outstanding shares of Series B Preferred Stock.

            (c) No vote or consent of the holders of the Series B Preferred Stock shall be required for the authorization (including an increase in the authorized number of shares of any Junior Securities) or issuance of any Junior Securities of the Corporation; provided, however, that the Corporation shall not issue any Junior Securities which have class voting rights beyond those required by law, except upon the prior written consent of the holders of a majority of the then outstanding shares of Series B Preferred Stock.

            9.    Closing of Books.  The Corporation will not close its books
                  ----------------
against the transfer of any share of Series B Preferred Stock.

            10.   Registration of Transfer.  The Corporation shall keep at its
                  ------------------------
principal office in the State of Indiana (or at such other place as the Corporation reasonably designates) a register for the registration of shares of Series B Preferred Stock. Upon the surrender of any certificate representing shares of Series B Preferred Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares of Series B Preferred Stock represented by the surrendered certificate (and the Corporation forthwith shall cancel such surrendered certificate), subject to the requirements of applicable securities laws. Each such new certificate shall be registered in such name and shall represent such number of shares of Series B Preferred Stock as shall be requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate; and dividends shall be calculated cumulatively on a daily basis on the shares of Series B Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on the shares represented by the surrendered certificate at the rate and in the manner applicable to such surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the surrendered certificate.

            11.   Replacement.
                  -----------

                  (a) Upon receipt of evidence reasonably satisfactory to the Corporation of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series B Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity and/or a bond reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series B Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, on which dividends shall be calculated cumulatively on a daily basis from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate at the rate and in the manner applicable to such certificate.

                  (b) The term "outstanding" when used herein with reference to shares of Series B Preferred Stock as of any particular time shall not include any such shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation in accordance with paragraph 10 or this paragraph 11, but shall include only those shares represented by such new certificate.

            12.   Amendment and Waiver.  No amendment, modification or waiver
                  --------------------
of any provision hereof shall extend to or affect any obligation not expressly amended, modified or waived or impair any right consequent thereon. No course of dealing, and no failure to exercise or delay in exercising any right, remedy, power of privilege granted hereby shall operate as a waiver, amendment or modification of any provision hereof.

            IN WITNESS WHEREOF, Unified Holdings, Inc. has caused this Certificate to be signed by its President this 31 day of December, 1993.


                                       UNIFIED HOLDINGS, INC.



                                       By:  /s/ Lynn E. Wood
                                            ---------------------------------
                                            President

                                   Attest:  /s/ Janice Hayles
                                            ---------------------------------
                                            Janice Hayles, Secretary

                   CERTIFICATE OF AMENDMENT OF
                   CERTIFICATE OF INCORPORATION
                   ============================



* UNIFIED HOLDINGS, INC., a corporation organized and existing by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

* FIRST: That at a meeting of the Board of Directors of Unified Holdings, Inc. on April 26, 1995, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article number "4" so that, as amended, said Article shall read as follows:

        "The total number of shares of common stock which the corporation shall have authority to issue is Three Hundred Thousand (300,000). All of such shares shall be without par value."

* SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

* THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

* FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

* IN WITNESS WHEREOF, said Unified Holdings, Inc. has caused this certificate to be signed by Lynn E. Wood, its President, and Timothy L. Ashburn, its Secretary, this 26th Day of April, 1995.


                                           BY:  /s/ Lynn E. Wood
                                                -------------------------------
                                                Lynn E. Wood, President

                                           BY:  /s/ Timothy L. Ashburn
                                                -------------------------------
                                                Timothy L. Ashburn, Secretary

                     CERTIFICATE OF AMENDMENT OF
                     CERTIFICATE OF INCORPORATION
                     ============================



* UNIFIED HOLDINGS, INC., a corporation organized and existing by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

* FIRST: That at a meeting of the Board of Directors of Unified Holdings, Inc. on February 6, 1997, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article number "4" so that, as amended, said Article shall read as follows:

         "The authorized capital stock of the corporation shall consist of
        (a) One Million (1,000,000) shares of Preferred Stock, par value $0.01 per share; and (b) Twenty-Five Million (25,000,000) shares of Common Stock, par value $0.01 per share. The Board of Directors, by adoption of an authorizing resolution, may cause Preferred Stock to be issued from time to time in one or more series. The Board of Directors, by adoption of an authorizing resolution, may with regard to the shares of any series of Preferred Stock:

        (i)          Fix the distinctive serial designation of the shares;
        (ii)         Fix the dividend rate, if any;
        (iii) Fix the date from which dividends on shares issued before the date for payment of the first dividend shall be cumulative, if any;
        (iv) Fix the redemption price and terms of redemption, if any;
        (v) Fix the amounts payable per share in the event of dissolution or liquidation of the corporation, if any;
        (vi) Fix the terms and amounts of any sinking fund to be used for the purchase or redemption of shares, if any;
        (vii) Fix the terms and conditions under which the shares may be converted, if any;
        (viii) Provide whether such shares shall be non-voting, or shall have full or limited voting rights, and the rights, if any, of such shares to vote as a class on some or all matters on which such shares may be entitled to vote; and
         (ix) Fix such other preferences, qualification, limitations, restrictions and special or relative rights not required by law."

* SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

* THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

* FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

* IN WITNESS WHEREOF, said Unified Holdings, Inc. has caused this certificate to be signed by Lynn E. Wood, its President, and Carol J. Highsmith, its Secretary, this 6th Day of February, 1997.


                             BY: /s/ Lynn E. Wood
                                 -------------------------------
                                  Lynn E. Wood, President

                             BY: /s/ Carol J. Highsmith
                                 -------------------------------
                                  Carol J. Highsmith, Secretary